UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 22, 2006
INTER-TEL (DELAWARE), INCORPORATED
(Exact Name of Registrant as specified in charter)
Commission File Number 0-10211

Delaware	86-0220994
(State or other jurisdiction of incorporation)	I.R.S. Employer Identification Number

1615 S. 52nd Street
Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 449-8900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On December 22, 2006, the Board of Directors approved payments to two of its members as one time special directors’ fees for extraordinary efforts and contributions. The payments of $100,000 to Alexander L. Cappello, Inter-Tel’s Chairman of the Board, and $50,000 to Steven E. Karol were recommended by the Corporate Governance and Nominating Committee for contributions provided during 2006 in connection with strategic activities including, but not limited to, responding to the various actions of the Company’s former Chief Executive Officer and Chairman of the Board.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTER-TEL, INCORPORATED
Dated: December 27, 2006	By:	/s/ Norman Stout
Norman Stout
Chief Executive Officer